Case No.: 97-02395PJW Thru 97-02401PJW                          Accrual Basis-1

               OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending April 30, 1998

  ============================================================================

                                  Document   Previously     Explanation
Required Attachments:             Attached    Submitted      Attached

1.  Tax Receipts                    ( )          (X)            ( )

2.  Bank Statements                 (X)          ( )            ( )

3.  Most recently filed             ( )          (X)            ( )
    Income Tax Return

4.  Most recent Annual              ( )          (X)            ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

     /s/  Windle R. Ewing                            Vice President
-----------------------------------          ---------------------------------
SIGNATURE OF RESPONSIBLE PARTY                            TITLE


     Windle R. Ewing                                August 17, 1998
-----------------------------------          ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:

     /s/  Tom Matta                                Accounting Manager
-----------------------------------          ---------------------------------
SIGNATURE OF PREPARER                                    TITLE



     Tom Matta                                      August 17, 1998
-----------------------------------          ---------------------------------
PRINTED NAME OF PREPARER                                 DATE


     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                           Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                            Comparative Balance Sheet


Assets                                              Month
                                                   4/30/98
                                                   -------

1   Cash                                       $   152,254
2   Accounts Receivable (Net)                    4,725,835
3   Inventory                                       34,190
4   Notes Receivable
5   Prepaid Expenses                                31,822
6   Other (Attach List)                                  0
7   Total Current Assets                       $ 4,944,101
8   Property, Plant & Equipment                 14,723,390
9   Less: Accumulated
    Depreciation/Depletion                       9,121,547
10  Net Property, Plant & Equipment              5,601,843
11  Due From Affiliates & Insiders
12  Intangibles (Attach List)                    5,026,018
12a Debt Issuance Cost                                   0
13  Other (Attach List)                                  0
14  Total Assets                               $15,571,962

Postpetition Liabilities
15   Accounts Payable                            7,996,599
15a  Accrued Telecommunications Costs              927,207
16   Taxes Payable
16a  Accrued Taxes Payable
17   Notes Payable
18   Professional Fees
19   Secured Debt
20   Due To Affiliates & Insiders
21   Other (Attach List)
22   Total Postpetition Liabilities            $ 8,923,806

Prepetition
Liabilities
23.  Secured Debt                                7,481,709
24.  Priority Debt (Attach List)                   191,175
24a  Redeemable Preferred Stock                  1,620,000
25   Unsecured Debt                             47,581,372
26   Other (Attach List)
27   Total Prepetition Liabilities            $ 56,874,256
28   Total Liabilities                        $ 65,798,062

Equity
29  Owner's Prepetition Equity                 (12,258,875)
30  Postpetition Cumulative
      Profit or (Loss)                         (37,967,225)
31. Total Equity (Deficit)                    $(50,226,100)
32  Total Liabilities & Owner's Equity        $(15,571,962)

In Re:   SA Telecommunications, Inc.                            Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                  Month
                                                 4/30/98
                                                 -------

6        Other Current Assets
         --------------------
         A/R-Jack Matz                                    0
         A/R Prarie Systems, Inc.                    59,917
         A/R Line Costs                              93,001
         Long Distance Network N/R                  148,685
                                              -------------
                                                    301,603
                                              =============

12       Intangibles
         -----------
         Goodwill (net of amortization)           5,026,018
                                              =============

13       Other Non-Current Assets
         ------------------------
         Prepaid Employee Settlement (net)                0
         Security Deposits & Miscellaneous                0
                                              -------------
                                                          0
                                              =============

21       Other Post-Petition Liabilities
         -------------------------------
         Accr Payroll/Payroll Taxes/Benefits        202,804
         Accr Medical Ins                           111,600
         Accr Property Taxes                              0
                                              -------------
                                                    288,032
24       Priority Debt
         Accrued Payroll/Employee Benefits
         Accrued Property Taxes                      71,162
         Accrued Sales Taxes                              0
                                              -------------
                                                     71,162
                                              =============

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement



                                                  Month

                                              Apr, 1998
                                              ---------

         Revenues
         1 Gross Revenues                   $ 2,028,347
         2 Less: Returns & Discounts             20,914
         3 Net Revenue                      $ 2,007,433

         Cost Of Goods Sold

         4 Beginning Inventory
         5 Add: Purchases
         6 Less: Ending Inventory
         7 Cost Of Goods Sold                 1,825,468
         8 Gross Profit                         181,965

         Operating Expenses

         9  Officer/Insider Compensation         43,212
         10 Direct Labor/Salaries               261,852
         11 Payroll Taxes                        32,811
         12 Rent & Lease Expense                 22,165
         13 Insurance                            26,822
         14 Depreciation/Amortization               -
         15 General & Administrative            121,332
         16 Other (Attach List)
         17 Total Operating Expenses            508,194
         18 Operating Income                $  (326,229)

         Other Income & Expenses

         19 Other Income (Attach List)
         20 Other Expenses (Attach List)
         21 Interest Expense                    (68,661)
         22 Other                                (9,458)
         23 Net Other Income & Expenses         (78,119)

         Reorganization Expenses

         24 Professional Fees
         25 U.S. Trustee Fees                   (28,569)
         26 Other (Attach List)
         27 Total Reorganization Expenses
         28 Income Tax
         29 Net Profit (Loss)               $  (432,917)

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                  Accrual Basis -4



CASH RECEIPTS AND
DISBURSEMENTS


                    TOTAL SATEL        TOTAL SATEL        TOTAL SATEL      TOTAL SATEL         TOTAL SATEL

                        A/P             MAIN OPER.            P/R            GREYROCK             MISC.
1. BEG. BAL          (17,196.18)        427,710.14         (6,365.47)      127,798.20          150,132.53
2. CASH                    -                  -                 -                -                   -
   SALES
3. RECEIPTS                -          2,036,049.72              -           15,708.16                -
4. LOANS &                 -                  -                 -                -                   -
   ADVANCES
5. SALE                    -                  -                 -                -                   -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER

                      (88,670.93)       573,897.28         372,377.13       (14,093.33)         116,700.93
                 ----------------   --------------     --------------   ---------------     --------------

7. TOTAL
   RECEIPTS          (88,670.93)      2,609,947.00         372,377.13         1,614.83          116,700.93
8. TOTAL
   CASH AVAIL.       (105,867.11)     3,037,657.14         366,011.66       129,413.03          266,833.46
                 ----------------   --------------     --------------   --------------      --------------
<F1>DISBURSE-
    MENTS                  -         (3,178,350.86)       (319,816.74)            -            (109,585.17)
EOM
BALANCE             (105,867.11)       (140,693.72)         46,194.92       129,413.03          157,248.29
                 ---------------    ---------------    --------------   --------------      --------------


                     TOTAL SATEL       TOTAL SATEL        TOTAL SATEL

                      CD & NEC         PETTY CASH
1. BEG. BAL           40,867.47           4,062.00         727,008.69
2. CASH                   -                  -                  -
   SALES
3. RECEIPTS               -                  -           2,051,757.88
4. LOANS &                -                  -                  -
   ADVANCES
5. SALE                   -                  -                  -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER               -                  -             960,211.08
                 ---------------    ---------------    --------------

7. TOTAL
   RECEIPTS               -                  -           3,011,968.96
8. TOTAL
   CASH AVAIL.        40,867.47          4,062.00        3,738,977.65
                 ---------------    ---------------    --------------
   DISBURSE-
   MENTS                  -                  -          (3,607,752.77)
   EOM
   BALANCE            40,867.47          4,062.00          131,224.88
                 ---------------    ---------------    --------------

<F1> See attached detail of disbursements by check number, date, payee and amount.


Debtor:       SA Telecommunications, Inc. and Subsidiaries      Accrual Basis-5

Case No:      97-2395 through 97-2401

Accounts Receivable Aging
                       0 - 30 days old                             $ 2,296,554
                       31 - 60 days old                                702,552
                       61 - 90 days old                                246,582
                       91 + days old                                 1,480,145
                       Total Accounts Receivable                   $ 4,725,835
                       Amount Considered Uncollectable                       -
                       Account Receivable                          $ 4,725,835


Aging Of Postpetition Accounts Payable
                            0 - 30             31 - 60            61 - 90              91+
                             Days               Days               Days               Days               Total
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Accounts Payable       $    6,897,901     $              -   $              -   $    1,098,698     $    7,996,599



Status Of Postpetition Taxes

                                Beginning            Amount                                 Ending
                                   Tax              Withheld           Amount                Tax            Delinquent
                                Liability<F1>      Or Accrued           Paid              Liability           Taxes
Federal
Withholding<F2>                   10,942             54,230            45,773             19,398
FICA-Employee<F2>                  6,173             28,856            23,541             11,488
FICA-Employer"<F2>                 6,173             28,856            23,541             11,488
Unemployment                       1,006                668               668              1,006
Income
Other (Attach List)
Total Federal Taxes               24,294            112,609            93,523             43,380                   -
State And Local
Withholding                        1,719              5,161             4,158              2,722
Sales                            401,633       <F1> 227,348           119,231            509,750
Excise
Unemployment                       5,605              3,914             2,805              6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local              408,957            236,423           126,195            519,185                   -
Total Taxes                      433,251            349,032           219,717            562,565                   -

<F1> The beginning liability for state and local sales tax includes an adjustmentfor $260,817 reclassed from prepetition sales tax
<F1> The beginning tax liability  should  represent the liability from the prior month or, if this is the first operating report.
     The amount should be zero.
<F2> Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit



Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW) SA TELECOMMUNICATIONS, INC.                                 ACCRUAL BASIS - 6

BANK RECONCILIATIONS              Acct #1         Acct #2         Acct #3         Acct #4         Acct #5          Acct #6
                                    USC             USC             USC             NEC             LDN              USC
A. Bank                        Wells Fargo     Wells Fargo     Wells Fargo       Various      Southwest Bank      Compass
B. Acct #                      4311-269112     4311-269120     4311-269138       Various         9050078        712-0018-3
C. Purpose                         A/P          Operating        Payroll         Misc.           Savings         Greyrock
                                                                               Depository
                                   ---          ---------        -------       ----------        -------         --------
1  Balance per Bank Statement         -        (82,689.88)        1,489.42      17,469.31       2,516.96       59,416.45
2  + Deposits not credited                           -                -                             6.65
3  - Outstanding Checks         (88,670.93)          -                -             -                -                -
4  +/- Other Reconciling items        -        (27,580.77)       74,964.03          -                -              6.02
                               ============== ================ ============== ================ =============== ================
5  Month End Balance per books  (88,670.93)   (110,270.65)       76,453.45      17,469.31       2,523.61       59,422.47
                               ============== ================ ============== ================ =============== ================


BANK RECONCILIATIONS             Acct #7          Acct #8          Acct #9
                                   USC              USC             AddTel
A. Bank                        Wells Fargo           na          Wells Fargo
B. Acct #                      4311-269146         Petty          690018810
C. Purpose                      Insurance      Cash Accounts    Sales Tax Acct
                                ---------      -------------    --------------
1  Balance per Bank Statement   160,460.23         586.43         5,099.44
2  + Deposits not credited
3  - Outstanding Checks          (8,311.38)          -                -
4  +/- Other Reconciling items        -              -                -
                               =============== ================= ===============
5  Month End Balance per books  152,148.85         586.43         5,099.44
                               =============== ================= ===============



Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)       SA TELECOMMUNICATIONS, INC.                             ACCRUAL BASIS - 6

BANK RECONCILIATIONS             Acct #10         Acct #11        Acct #12       Acct #13         Acct #14        Acct #15
                                  AddTel           AddTel          AddTel         AddTel           AddTel          AddTel
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo      Wells Fargo
B.  Acct #                      0933 051211   1290-000025-000   4443-332515     4443-332762     0933 041063      934 041063
C.  Purpose                      Operating           CD           Greyrock    Returned Checks          -         Payroll/ZBA
                                 ---------           --           --------    ---------------   -----------      ----------
1  Balance per Bank Statement    76,509.66      20,874.55         69,990.64          -                -                  -
2  + Deposits not credited
3  - Outstanding Checks        (114,815.99)                                                                      (23,788.95)
4  +/- Other Reconciling items   (9,312.92)                           (0.08)         -                            (6,469.58)
                               ============== ================= ============= ================ =============== ================
5  Month End Balance per books  (47,619.25)     20,874.55         69,990.56          -                -          (30,258.53)
                               ============== ================= ============= ================ =============== ================



BANK RECONCILIATIONS              Acct #16         Acct #17        Acct #18
                                   AddTel          Uniquest        Uniquest
A.  Bank                             na            Compass      Bank of America
B.  Acct #                                        711 9526 0      83130 00519
C.  Purpose                      Petty Cash          A/P            Payroll
                                 ----------          ---            -------
1  Balance per Bank Statement       3,475.57           -                -
2  + Deposits not credited
3  - Outstanding Checks                                -                  -
4  +/- Other Reconciling items                         -                  -
                               =============== ================= ===============
5  Month End Balance per books      3,475.57           -                  -
                               =============== ================= ===============

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    Insiders

                                                                                    Cumulative
                                                      Type of        Amount           Unpaid
          Name                 Position               Payment         Paid            Balance
1   Igor Mamantov        VP-Corp Development          Payroll      Resigned
2   Dennis Lee Gundy     VP-Operations                Payroll     $  13,846.14
3   Jeffery M. Petrie    VP-Telemarketing             Payroll         6,937.51
4   Windle R. Ewing      VP-Tariffs and Reg. Affair   Payroll         8,076.90
5   Thomas J. Brighi     VP-Telemarketing             Payroll      Resigned
6   George M. Trevino    Controller                   Payroll      Resigned
7   Kellie Watts         Asst. General Counsel        Payroll      Resigned
8   Julie Judd           HR Administrator             Payroll      Resigned
9   Cheryl Leahy         Asst. Controller             Payroll      Resigned
10  Chuck Leblo                                       Payroll        14,351.91
                          Total Payments to Insiders               $ 43,212.46

                                  Professionals

                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                 None               None               None
3
4
Total Payments to Professionals



                          Adequate Protections Payments

                       Scheduled Monthly    Amounts Paid     Total Unpaid
     Name of Creditor    Payments Due     During the Month   Post Petition
     ----------------  -----------------  ----------------   -------------
1                           None                None               -
2
3
4
5

                Total  $      -           $       -

                                                                 ACCRUAL EASIS-8
97-02395PJW THRU 97- 02401PJW

------------------------------------------------------------------------------------ ---------- ----------
QUESTIONNAIRE                                                                           YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                                            X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                                          X (1)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
4.       Have any payments been made on prepetition liabilities
         this reporting period?                                                        X (2)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
5.       Have any postpetition loans been received by the debtor
         from any party?                                                               X (3)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
6.       Are any postpetition payroll taxes past due?                                               X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
7.       Are any postpetition state or federal income taxes past
         due?                                                                                       X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
8.       Are any postpetition real estate taxes past due?                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
9.       Are any other postpetition taxes past due?                                                 X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
10.      Are any amounts owed to postpetition creditors past due?                                   X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
11.      Have any prepetition taxes been paid during the
         reporting period?                                                                          X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
12.      Are any wage payments past due?                                                            X
------------------------------------------------------------------------------------ ---------- ----------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1) Prepetition  accounts  retained during this period per court order.
(2) Only items such as payroll and benefits approved by court order.
(3) Only amounts per D.I.P. Financing Agreement approved by court order.

------------------------------------------------------------------------------------ ---------- ----------
INSURANCE                                                                               YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
         INSURANCE COVERAGES IN EFFECT?                                                  X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?
                                                                                         X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------ ---------- ----------

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attached additional sheets if necessary.


----------------------------------------------------------------------------------------------------------------
                                              INSURANCE POLICIES
----------------------------------------------------------------------------------------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------
       TYPE OF                                                                           PAYMENT AMOUNT
       POLICY                CARRIER                   PERIOD COVERED                      & FREQUENCY
---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------
                       See attached           schedule of current policies.
---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                     Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries

----------------------------------------------------------------------------------------
                                    Personnel
----------------------------------------------------------------------------------------
--------------------------------------------------------------- ------------ -----------
                                                                  Full Time   Part Time
                                                                    Total       Total

1. Total number of employees at beginning of period                 50           1
2. Total number of employees hired during the period                -            -
3. Number of employees terminated or resigned during the period     14           1
4. Total number of employees on payroll at end of period            36           -
---------------------------------------------------------------- ------------ ----------


-------------------------------------------------------------------------------
                                Change of Address
-------------------------------------------------------------------------------


     If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

     DATE OF CHANGE:  ______________________

     NEW ADDRESS: